UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

ITEM 1.    REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	August 31, 2021

CLEARBRIDGE

AGGRESSIVE GROWTH FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Aggressive Growth Fund for the twelve-month reporting period ended August 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notices

Effective March 31, 2021, Aram E. Green joined the Fund’s portfolio management team.

It is anticipated that Richard A. Freeman will step down as a member of the Fund’s portfolio management team effective December 31, 2021. Thereafter, Mr. Freeman will continue as a senior advisor and member of ClearBridge Investments, LLC’s Management Committee.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	ClearBridge Aggressive Growth Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

September 30, 2021

ClearBridge Aggressive Growth Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. The Fund invests primarily in common stocks of companies we believe are experiencing, or will experience, growth in earnings exceeding the average rate of earnings growth of the companies which make up the S&P 500 Indexi. The Fund may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Fund’s assets may be invested in the securities of such companies. The Fund may invest up to 25% of its assets in foreign securities.

We emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. We focus primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving profit gains within two to three years after the Fund acquires their stocks. When evaluating an individual stock, we consider whether the company may benefit from:

•	New technologies, products or services

•	New cost reduction measures

•	Changes in management

•	Favorable changes in government regulations

We utilize ClearBridge’s fundamental research analysts who, using their industry expertise, determine the material ESG (environmental, social and governance) factors facing both individual companies and industry sectors and engage with company management regarding the extent to which they promote best practices of such factors. ESG factors may include, but are not necessarily limited to, environmentally friendly product initiatives, labor audits of overseas supply chains and strong corporate governance. The choice of ESG factors for any particular company reflects the specific industry.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The period began with positive developments for COVID-19 vaccines and resolution of the U.S. election, which led to a broadening of market leadership. The mega cap and momentum trades that had lifted markets for the last several years and presented relative headwinds for the Fund showed signs of fatigue, with value stocks outperforming growth stocks in the fourth quarter of 2020 for the first time since 2018. Stocks benefited as Joe Biden won the race for president and looked set to govern with a small majority in Congress. Meanwhile, more fiscal stimulus along with positive COVID-19 vaccine trial results from Pfizer/BioNTech and Moderna increased optimism about an eventual return to normal economic activity, sparking a rally in cyclical areas of the market. Subsequent U.S. Food and Drug Administration (“FDA”) emergency use authorization and initial distribution of the vaccines in December further bolstered the upswing.

ClearBridge Aggressive Growth Fund 2021 Annual Report	1

Fund overview (cont’d)

The vaccine-propelled rotation in market leadership continued to gain strength in the first quarter of 2021, with efforts to reflate the economy through fiscal and monetary stimulus providing a bid to attractively priced growth companies. Energy was the best performer in the benchmark as crude oil prices rose 21%, while the Information Technology (“IT”) and Consumer Discretionary sectors, prime beneficiaries of the work from home and e-commerce boom during the pandemic, underperformed.

Ongoing stimulus and easy monetary policy continued to provide support in the spring and summer of 2021, with strong earnings also having a salutary effect on market returns. Growth stocks began to rebound from oversold levels following better than expected first-quarter earnings reports and continued to rise through the rest of the quarter after the Federal Reserve Board (the “Fed”)ii signaled its vigilance in monitoring a recent spike in inflation. Fed Chair Jerome Powell’s acknowledgement of the inflation threat and the potential to move up the planned timeline of interest rate increases initially spooked markets. Investors soon became convinced, however, that policymakers won’t tolerate runaway inflation and will address the risk progressively rather than wait too long and have to hike rates aggressively. A flattening of the yield curveiii following Powell’s comments also proved beneficial to longer-duration growth assets, and was supportive of mega cap growth stocks, which outperformed.

Q. How did we respond to these changing market conditions?

A. We took advantage of the market rotation toward value stocks and cyclicals that we saw to start the period. We used the rebound in commodity prices, namely oil and steel, to exit longstanding positions in companies from the Energy and Materials sectors, National Oilwell Varco and Nucor, respectively. We took profits in ViacomCBS and Intel in order to direct the proceeds into what we consider more attractive opportunities.

On the flipside, we used various pullbacks in growth and momentum stocks throughout the year to increase our exposure to more rapidly growing companies, namely in the areas of IT software and consumer/internet. We believe this should provide greater balance and growth participation for the Fund going forward.

One such example is DocuSign, the leading provider of electronic agreement services for businesses. DocuSign was a new purchase in the first calendar quarter of 2021 that we have subsequently added to significantly. DocuSign’s eSignature offering allows agreements to be transacted digitally and is appealing to both small and large organizations. We have been following the company since it was private. Although the growth of its e-signature business accelerated during COVID-19 lockdowns, DocuSign is targeting additional markets in today’s anywhere economy and its strong recent results eased fears that the company was simply a pandemic beneficiary.

We also added to our disruptors’ exposure in the second quarter with the purchase of Lyft, a leading U.S. focused ride-hailing business. While technically under the Industrials umbrella, the company’s consumer driven model adds to the Fund’s exposure to discretionary

2	ClearBridge Aggressive Growth Fund 2021 Annual Report

consumer spending, which had previously been more limited. Lyft operates in a rational duopoly with Uber and has been able to maintain consistent 30% — 35% market share for the past several years. The company should be a key beneficiary of the U.S. reopening, with a post-COVID-19 recovery in rideshare demand driving an acceleration in volumes and revenue. We also see considerable runway for growth beyond this rebound, as rideshare still remains relatively underpenetrated today. While Lyft has a history of loss making, the company notably achieved adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) profitability this year and we see opportunity for significant margin expansion ahead. Despite volatility created by ongoing labor negotiations, we also see the potential for new, state-level legislation creating collective bargaining rights for gig economy workers to provide greater certainty around industry labor costs, with cost increases that should be manageable.

We also initiated a position in Match Group, the leading provider of dating products globally with 50%+ share of global online dating users. While this increases our overweight to the Communication Services sector, it adds indirect exposure to the consumer and diversifies the portfolio at the subsector level with an interactive media and service company, versus our historical overweight within traditional media. We see Match as a disruptor in the large, relatively underpenetrated market for online dating (there are 620 million global singles between 18 and 65, excluding China, versus the company’s roughly 15 million paying customers today). We also see potential for long-term value creation related to the company’s live streaming and social discovery efforts, with a potential addressable market 2x that of their core market. Additionally, we are attracted to Match’s strong profitability profile and high degree of visibility, given a large portion of revenue is subscription based. Furthermore, as app stores face greater public and private scrutiny, we see Match as a potential beneficiary should the commission rates developers pay to these platforms come down over time.

Health Care has been a significant part of the Fund since inception and we have maintained meaningful exposure to the sector. The Fund’s Health Care holdings include disruptors like Ultragenyx Pharmaceutical, a leader in the development of gene therapy treatments to address rare diseases, and Guardant Health, a provider of advanced diagnostic testing for cancer, as well as more established, durable compounders like Vertex Pharmaceuticals, a leader in the treatment of cystic fibrosis. As we look ahead, we also see opportunity among other types of disruptive Health Care companies, such as tools, labs, diagnostics and other related health care services companies.

The Fund performed well in what we view as a more supportive environment for the higher-quality, structurally undervalued growth companies we target even if, after a broadening of equity performance following the initial rollout of vaccines, leadership narrowed again with a sharp drop in bond yields providing a strong bid to the mega cap FAANGiv stocks that are mostly absent from the Fund. While we don’t plan to increase our exposure in the mega cap segment of the market, we have confidence in the approach to portfolio construction we

ClearBridge Aggressive Growth Fund 2021 Annual Report	3

Fund overview (cont’d)

have outlined and efforts to increase the Fund’s exposure to more disruptive, higher-growth companies in the IT, Consumer Discretionary, Communication Services and Health Care sectors.

Performance review

For the twelve months ended August 31, 2021, Class A shares of ClearBridge Aggressive Growth Fund, excluding sales charges, returned 33.03%. The Fund’s unmanaged benchmark, the Russell 3000 Growth Indexv, returned 28.81% for the same period. The Lipper Multi-Cap Growth Funds Category Averagevi returned 30.44% over the same time frame.

Performance Snapshot as of August 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Aggressive Growth Fund:
Class A	5.07%	33.03%
Class C	4.68%	32.05%
Class FI	5.04%	32.97%
Class R	4.89%	32.59%
Class I	5.22%	33.42%
Class IS	5.26%	33.51%
Russell 3000 Growth Index	20.29%	28.81%
Lipper Multi-Cap Growth Funds Category Average	13.97%	30.44%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated December 29, 2020, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.13%, 1.82%, 1.15%, 1.42%, 0.81% and 0.73%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

4	ClearBridge Aggressive Growth Fund 2021 Annual Report

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund’s positions in all eight sectors in which it was invested (out of eleven sectors in total) contributed positively to performance for the reporting period. The greatest contributions to absolute returns came from the Fund’s holdings in the IT and Communication Services sectors.

Relative to the benchmark Russell 3000 Growth Index, stock selection in the IT sector added significantly to performance. Stock selection in the Industrials and Materials sectors, overweights to the Communication Services and Health Care sectors and underweights to the Consumer Discretionary and Consumer Staples sectors were also positive for relative returns.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Nuance Communications, Seagate Technology, TE Connectivity and Broadcom in the IT sector and Comcast in the Communication Services sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark index, the Fund’s stock selection in the Health Care sector was the most significant detractor. Stock selection in the Communication Services sector also weighed on relative results during the reporting period.

In terms of individual Fund holdings, leading detractors from performance for the period included positions in Vertex Pharmaceuticals, Ionis Pharmaceuticals and Amgen in the Health Care sector, Citrix Systems in the IT sector and Match Group in the Communication Services sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. The current period marks an important transition as the Fund welcomed a new portfolio manager, Aram Green, effective March 31, 2021. Green joins portfolio managers Richie Freeman and Evan Bauman. Freeman, who has managed the Fund since its inception in 1983, will stay in his current role through December 31, 2021, while Bauman will remain a co-portfolio manager on the Fund.

Green, a former software entrepreneur, joined ClearBridge as a research analyst in the IT sector in 2006 before being named a portfolio manager in 2007. He also currently co-manages ClearBridge small and mid cap growth strategies and manages the ClearBridge Select Fund, which has an all-cap mandate. Green’s background across the market cap spectrum has been instrumental in helping to build a deeper pipeline of new ideas for the Fund, in particular helping to identify companies graduating from small to large cap with the potential for sustained growth.

With respect to portfolio construction, we believe in having a balanced approach with investments stratifying across a spectrum of growth. Roughly half of portfolio assets are invested in durable compounding growth companies which feature annual revenue growth rates ranging from two times GDPvii to up to 20%, as well as healthy free cash flow

ClearBridge Aggressive Growth Fund 2021 Annual Report	5

Fund overview (cont’d)

generation. We expect that roughly a quarter of the portfolio will be invested in rapidly growing disruptors, which generate revenue growth of 20%+ through highly innovative business models disrupting existing markets or creating new ones. The final quarter of the portfolio is in a combination of holdings that we consider cyclical or improving growth companies. The latter are taking specific actions to enhance their growth profiles going forward, whether through a restructuring, business model change, new management team or more productive use of assets. We believe that this framework should help the Fund perform well under various market and economic conditions.

Over the course of the period, we established new positions in DocuSign and HubSpot in the IT sector, Lyft in the Industrials sector and Match Group in the Communication Services sector. More significant positions closed during the reporting period were Intel in the IT sector, ViacomCBS, GCI Liberty and MSG Networks in the Communication Services sector and Qurate Retail in the Consumer Discretionary sector.

Thank you for your investment in ClearBridge Aggressive Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Richard A. Freeman

Portfolio Manager

ClearBridge Investments, LLC

Evan Bauman

Portfolio Manager

ClearBridge Investments, LLC

Aram Green

Portfolio Manager

ClearBridge Investments, LLC

September 23, 2021

6	ClearBridge Aggressive Growth Fund 2021 Annual Report

RISKS: Equity securities are subject to market and price fluctuations. The Fund may invest a significant portion of its assets in small- and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies. The Fund may focus its investments in certain companies, industries or market sectors, increasing its vulnerability to market volatility. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and social, political and economic uncertainties, which could result in significant market fluctuations. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of August 31, 2021, and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of August 31, 2021, were: Comcast Corp., Class A Shares (8.0%), UnitedHealth Group Inc. (6.3%), Biogen Inc. (5.7%), TE Connectivity Ltd. (5.5%), Broadcom Inc. (5.5%), Twitter Inc. (5.2%), Autodesk Inc. (4.7%), Vertex Pharmaceuticals Inc. (4.4%), Cree Inc. (3.9%) and Seagate Technology PLC (3.8%). Please refer to pages 14 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2021 were: Information Technology (35.0%), Communication Services (30.3%), Health Care (24.5%), Industrials (6.8%) and Financials (1.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Aggressive Growth Fund 2021 Annual Report	7

Fund overview (cont’d)

[i]	The S&P 500 Index is an unmanaged index of the stock of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv	FAANG is an acronym for the five best-performing American tech stocks in the market: Facebook, Amazon, Apple, Netflix and Alphabet (formerly Google).

[v]

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended August 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 506 funds for the six-month period and among the 497 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

vii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

8	ClearBridge Aggressive Growth Fund 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of August 31, 2021 and August 31, 2020. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Aggressive Growth Fund 2021 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2021 and held for the six months ended August 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.07%	$1,000.00	$1,050.70	1.11%	$5.69	Class A	5.00%	$1,000.00	$1,019.66	1.11%	$5.60
Class C	4.68	1,000.00	1,046.80	1.84	9.49	Class C	5.00	1,000.00	1,015.93	1.84	9.35
Class FI	5.04	1,000.00	1,050.40	1.16	6.00	Class FI	5.00	1,000.00	1,019.36	1.16	5.90
Class R	4.89	1,000.00	1,048.90	1.46	7.54	Class R	5.00	1,000.00	1,017.85	1.46	7.43
Class I	5.22	1,000.00	1,052.20	0.82	4.24	Class I	5.00	1,000.00	1,021.07	0.82	4.18
Class IS	5.26	1,000.00	1,052.60	0.76	3.93	Class IS	5.00	1,000.00	1,021.37	0.76	3.87

10	ClearBridge Aggressive Growth Fund 2021 Annual Report

[1]	For the six months ended August 31, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Aggressive Growth Fund 2021 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 8/31/21	33.03%	32.05%	32.97%	32.59%	33.42%	33.51%
Five Years Ended 8/31/21	12.58	11.80	12.58	12.24	12.93	13.02
Ten Years Ended 8/31/21	13.54	12.77	13.53	13.23	13.92	14.03

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 8/31/21	25.38%	31.05%	32.97%	32.59%	33.42%	33.51%
Five Years Ended 8/31/21	11.25	11.80	12.58	12.24	12.93	13.02
Ten Years Ended 8/31/21	12.87	12.77	13.53	13.23	13.92	14.03

Cumulative total returns
Without sales charges[1]
Class A (8/31/11 through 8/31/21)	256.10%
Class C (8/31/11 through 8/31/21)	232.51
Class FI (8/31/11 through 8/31/21)	255.81
Class R (8/31/11 through 8/31/21)	246.42
Class I (8/31/11 through 8/31/21)	268.00
Class IS (8/31/11 through 8/31/21)	271.64

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

12	ClearBridge Aggressive Growth Fund 2021 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Aggressive Growth Fund vs. Russell 3000 Growth Index† — August 2011 - August 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Aggressive Growth Fund on August 31, 2011, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through August 31, 2021. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Growth Index. The Russell 3000 Growth Index (the “Index”) measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Aggressive Growth Fund 2021 Annual Report	13

Schedule of investments

August 31, 2021

ClearBridge Aggressive Growth Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 99.6%
Communication Services — 30.3%
Entertainment — 4.0%
Liberty Media Corp.-Liberty Formula One, Class C Shares	665,495	$33,634,117	*
Madison Square Garden Entertainment Corp.	1,051,272	84,301,502	*
Madison Square Garden Sports Corp.	688,469	124,461,426	*
World Wrestling Entertainment Inc., Class A Shares	888,460	46,297,650
Total Entertainment		288,694,695
Interactive Media & Services — 8.1%
Facebook Inc., Class A Shares	282,481	107,167,642	*
Match Group Inc.	744,249	102,289,582	*
Twitter Inc.	5,746,922	370,676,469	*
Total Interactive Media & Services		580,133,693
Media — 18.2%
AMC Networks Inc., Class A Shares	1,602,734	76,177,947	*
Comcast Corp., Class A Shares	9,416,918	571,418,584
Discovery Inc., Class A Shares	2,621,957	75,617,240	*
Discovery Inc., Class C Shares	2,386,630	65,847,122	*
Liberty Broadband Corp., Class A Shares	942,121	175,017,818	*
Liberty Broadband Corp., Class C Shares	686,922	131,421,917	*
Liberty Media Corp.-Liberty SiriusXM, Class A Shares	1,466,114	72,572,643	*
Liberty Media Corp.-Liberty SiriusXM, Class C Shares	2,681,502	132,332,124	*
Total Media		1,300,405,395
Total Communication Services		2,169,233,783
Energy — 0.5%
Energy Equipment & Services — 0.5%
Core Laboratories NV	1,209,311	33,328,611
Financials — 1.5%
Capital Markets — 1.5%
Cohen & Steers Inc.	1,197,282	105,013,604
Health Care — 24.5%
Biotechnology — 15.2%
AbbVie Inc.	498,225	60,175,616
Agios Pharmaceuticals Inc.	699,374	31,248,030	*
Amgen Inc.	593,089	133,759,362
Biogen Inc.	1,204,062	408,068,653	*
Ionis Pharmaceuticals Inc.	2,086,537	82,960,711	*
Ultragenyx Pharmaceutical Inc.	623,177	60,005,713	*
Vertex Pharmaceuticals Inc.	1,558,655	312,183,010	*
Total Biotechnology		1,088,401,095

See Notes to Financial Statements.

14	ClearBridge Aggressive Growth Fund 2021 Annual Report

ClearBridge Aggressive Growth Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care Equipment & Supplies — 0.9%
Medtronic PLC	464,236	$61,966,221
Health Care Providers & Services — 7.9%
Guardant Health Inc.	888,658	113,099,504 *
UnitedHealth Group Inc.	1,091,107	454,195,111
Total Health Care Providers & Services		567,294,615
Pharmaceuticals — 0.5%
Bausch Health Cos. Inc.	1,373,961	40,023,484 *
Total Health Care		1,757,685,415
Industrials — 6.8%
Aerospace & Defense — 2.9%
L3Harris Technologies Inc.	894,567	208,443,057
Building Products — 2.7%
Johnson Controls International PLC	2,568,669	192,136,441
Machinery — 0.4%
Pentair PLC	351,956	27,156,925
Road & Rail — 0.8%
Lyft Inc., Class A Shares	1,256,480	59,821,013 *
Total Industrials		487,557,436
Information Technology — 35.0%
Electronic Equipment, Instruments & Components — 5.5%
TE Connectivity Ltd.	2,641,579	396,817,997
Semiconductors & Semiconductor Equipment — 9.5%
Broadcom Inc.	795,371	395,466,415
Cree Inc.	3,316,174	281,808,466 *
Total Semiconductors & Semiconductor Equipment		677,274,881
Software — 15.0%
Autodesk Inc.	1,080,021	334,903,712 *
Cerence Inc.	959,334	104,030,179 *
Citrix Systems Inc.	1,080,499	111,150,932
DocuSign Inc.	731,223	216,617,501 *
Dolby Laboratories Inc., Class A Shares	762,623	75,583,566
FireEye Inc.	2,736,436	49,775,771 *
HubSpot Inc.	158,900	108,762,283 *
Nuance Communications Inc.	1,285,832	70,785,052 *
Total Software		1,071,608,996

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2021 Annual Report	15

Schedule of investments (cont’d)

August 31, 2021

ClearBridge Aggressive Growth Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Technology Hardware, Storage & Peripherals — 5.0%
Seagate Technology Holdings PLC		3,139,210	$274,963,404
Western Digital Corp.		1,296,198	81,919,714	*
Total Technology Hardware, Storage & Peripherals			356,883,118
Total Information Technology			2,502,584,992
Materials — 1.0%
Metals & Mining — 1.0%
Freeport-McMoRan Inc.		1,985,002	72,234,223
Total Investments before Short-Term Investments (Cost — $1,928,518,872)			7,127,638,064

	Rate
Short-Term Investments — 0.5%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	30,118,858	30,118,858
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.010%	7,529,714	7,529,714	(a)
Total Short-Term Investments (Cost — $37,648,572)			37,648,572
Total Investments — 100.1% (Cost — $1,966,167,444)			7,165,286,636
Liabilities in Excess of Other Assets — (0.1)%			(5,703,848)
Total Net Assets — 100.0%			$7,159,582,788

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At August 31, 2021, the total market value of investments in Affiliated Companies was $7,529,714 and the cost was $7,529,714 (Note 8).

See Notes to Financial Statements.

16	ClearBridge Aggressive Growth Fund 2021 Annual Report

Statement of assets and liabilities

August 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $1,958,637,730)	$7,157,756,922
Investments in affiliated securities, at value (Cost — $7,529,714)	7,529,714
Cash	1,542
Receivable for securities sold	2,924,034
Dividends and interest receivable	2,364,781
Receivable for Fund shares sold	1,890,120
Prepaid expenses	38,106
Total Assets	7,172,505,219

Liabilities:
Payable for Fund shares repurchased	5,706,151
Investment management fee payable	4,258,208
Service and/or distribution fees payable	1,422,598
Transfer agent fees payable	983,665
Payable to investment manager (Note 2)	395,518
Trustees’ fees payable	32,311
Accrued expenses	123,980
Total Liabilities	12,922,431
Total Net Assets	$7,159,582,788

Net Assets:
Par value (Note 7)	$359
Paid-in capital in excess of par value	896,550,704
Total distributable earnings (loss)	6,263,031,725

Total Net Assets	$7,159,582,788

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2021 Annual Report	17

Statement of assets and liabilities (cont’d)

August 31, 2021

Net Assets:
Class A	$5,837,164,484
Class C	$202,550,906
Class FI	$4,736,990
Class R	$28,046,858
Class I	$894,398,671
Class IS	$192,684,879

Shares Outstanding:
Class A	29,516,451
Class C	1,518,672
Class FI	23,718
Class R	147,364
Class I	3,870,506
Class IS	820,992

Net Asset Value:
Class A (and redemption price)	$197.76
Class C*	$133.37
Class FI (and redemption price)	$199.72
Class R (and redemption price)	$190.32
Class I (and redemption price)	$231.08
Class IS (and redemption price)	$234.70
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$209.82

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

18	ClearBridge Aggressive Growth Fund 2021 Annual Report

Statement of operations

For the Year Ended August 31, 2021

Investment Income:
Dividends	$75,748,238
Interest from unaffiliated investments	474
Interest from affiliated investments	193
Less: Foreign taxes withheld	(7,304)
Total Investment Income	75,741,601

Expenses:
Investment management fee (Note 2)	48,962,759
Service and/or distribution fees (Notes 2 and 5)	16,205,979
Transfer agent fees (Note 5)	8,686,271
Trustees’ fees	330,587
Legal fees	203,167
Registration fees	153,074
Fund accounting fees	133,359
Shareholder reports	101,416
Audit and tax fees	81,156
Insurance	66,195
Custody fees	36,316
Interest expense	12,986
Miscellaneous expenses	19,394
Total Expenses	74,992,659
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(660)
Net Expenses	74,991,999
Net Investment Income	749,602

Realized and Unrealized Gain on Investments (Notes 1, 3 and 9):
Net Realized Gain From Unaffiliated Investment Transactions	1,265,165,457
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	684,521,792
Net Gain on Investments	1,949,687,249
Increase in Net Assets From Operations	$1,950,436,851

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2021 Annual Report	19

Statements of changes in net assets

For the Years Ended August 31,	2021	2020

Operations:
Net investment income	$749,602	$19,463,337
Net realized gain	1,265,165,457	960,529,639
Change in net unrealized appreciation (depreciation)	684,521,792	(100,473,736)
Increase in Net Assets From Operations	1,950,436,851	879,519,240

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(1,098,884,472)	(842,188,565)
Decrease in Net Assets From Distributions to Shareholders	(1,098,884,472)	(842,188,565)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	444,306,503	506,743,096
Reinvestment of distributions	1,060,430,278	807,245,614
Cost of shares repurchased	(1,646,492,663)	(2,005,721,946)
Shares redeemed in-kind (Note 9)	(62,272,082)	—
Decrease in Net Assets From Fund Share Transactions	(204,027,964)	(691,733,236)
Increase (Decrease) in Net Assets	647,524,415	(654,402,561)

Net Assets:
Beginning of year	6,512,058,373	7,166,460,934
End of year	$7,159,582,788	$6,512,058,373

See Notes to Financial Statements.

20	ClearBridge Aggressive Growth Fund 2021 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$177.10	$175.73	$224.85	$208.24	$192.23

Income (loss) from operations:
Net investment income (loss)	(0.05)	0.40	0.63	0.39	0.80
Net realized and unrealized gain (loss)	53.05	23.23	(19.51)	28.36	24.20
Total income (loss) from operations	53.00	23.63	(18.88)	28.75	25.00

Less distributions from:
Net investment income	(0.32)	(0.83)	(0.40)	(0.39)	(0.68)
Net realized gains	(32.02)	(21.43)	(29.84)	(11.75)	(8.31)
Total distributions	(32.34)	(22.26)	(30.24)	(12.14)	(8.99)

Net asset value, end of year	$197.76	$177.10	$175.73	$224.85	$208.24
Total return[2]	33.03%	13.94%	(8.22)%	14.61%	13.43%

Net assets, end of year (millions)	$5,837	$4,830	$4,776	$5,327	$5,264

Ratios to average net assets:
Gross expenses	1.11%	1.13%	1.12%	1.12%	1.12%
Net expenses[3,4]	1.11	1.13	1.12	1.12	1.12
Net investment income (loss)	(0.03)	0.24	0.34	0.19	0.40

Portfolio turnover rate	8%[5]	2%	2%[5]	0%[5,6]	1%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2021 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$129.21	$133.78	$179.73	$169.57	$158.56

Income (loss) from operations:
Net investment loss	(0.91)	(0.55)	(0.42)	(0.83)	(0.47)
Net realized and unrealized gain (loss)	37.09	17.41	(15.69)	22.74	19.79
Total income (loss) from operations	36.18	16.86	(16.11)	21.91	19.32

Less distributions from:
Net realized gains	(32.02)	(21.43)	(29.84)	(11.75)	(8.31)
Total distributions	(32.02)	(21.43)	(29.84)	(11.75)	(8.31)

Net asset value, end of year	$133.37	$129.21	$133.78	$179.73	$169.57
Total return[2]	32.05%	13.16%	(8.86)%	13.84%	12.63%

Net assets, end of year (millions)	$ 203	$ 256	$ 404	$ 1,174	$ 1,290

Ratios to average net assets:
Gross expenses	1.84%	1.82%	1.81%	1.79%	1.83%
Net expenses[3,4]	1.84	1.82	1.81	1.79	1.83
Net investment loss	(0.71)	(0.43)	(0.29)	(0.49)	(0.29)

Portfolio turnover rate	8%[5]	2%	2%[5]	0%[5,6]	1%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

22	ClearBridge Aggressive Growth Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class FI Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$178.54	$176.90	$226.03	$209.00	$192.76

Income (loss) from operations:
Net investment income (loss)	(0.12)	0.42	0.88	0.41	0.88
Net realized and unrealized gain (loss)	53.53	23.35	(19.82)	28.51	24.23
Total income (loss) from operations	53.41	23.77	(18.94)	28.92	25.11

Less distributions from:
Net investment income	(0.21)	(0.70)	(0.35)	(0.14)	(0.56)
Net realized gains	(32.02)	(21.43)	(29.84)	(11.75)	(8.31)
Total distributions	(32.23)	(22.13)	(30.19)	(11.89)	(8.87)

Net asset value, end of year	$199.72	$178.54	$176.90	$226.03	$209.00
Total return[2]	32.97%	13.93%	(8.21)%	14.62%	13.45%

Net assets, end of year (000s)	$ 4,737	$ 4,185	$ 6,668	$20,013	$29,536

Ratios to average net assets:
Gross expenses	1.15%	1.15%	1.11%	1.11%	1.10%
Net expenses[3]	1.15 [4]	1.14 [4]	1.11	1.11	1.10 [4]
Net investment income (loss)	(0.06)	0.24	0.46	0.19	0.44

Portfolio turnover rate	8%[5]	2%	2%[5]	0%[5,6]	1%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2021 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class R Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$171.73	$170.89	$219.67	$203.92	$188.37

Income (loss) from operations:
Net investment income (loss)	(0.58)	(0.07)	0.11	(0.22)	0.24
Net realized and unrealized gain (loss)	51.19	22.51	(19.05)	27.72	23.68
Total income (loss) from operations	50.61	22.44	(18.94)	27.50	23.92

Less distributions from:
Net investment income	—	(0.17)	—	—	(0.06)
Net realized gains	(32.02)	(21.43)	(29.84)	(11.75)	(8.31)
Total distributions	(32.02)	(21.60)	(29.84)	(11.75)	(8.37)

Net asset value, end of year	$190.32	$171.73	$170.89	$219.67	$203.92
Total return[2]	32.59%	13.60%	(8.49)%	14.27%	13.09%

Net assets, end of year (000s)	$28,047	$33,618	$47,501	$70,746	$94,013

Ratios to average net assets:
Gross expenses	1.44%	1.42%	1.42%	1.41%	1.42%
Net expenses[3]	1.44 [4]	1.42 [4]	1.42	1.41	1.42 [4]
Net investment income (loss)	(0.32)	(0.04)	0.06	(0.11)	0.12

Portfolio turnover rate	8%[5]	2%	2%[5]	0%[5,6]	1%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

24	ClearBridge Aggressive Growth Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$202.02	$197.40	$248.42	$228.71	$210.12

Income (loss) from operations:
Net investment income	0.62	1.13	1.44	1.17	1.67
Net realized and unrealized gain (loss)	61.24	26.18	(21.64)	31.31	26.41
Total income (loss) from operations	61.86	27.31	(20.20)	32.48	28.08

Less distributions from:
Net investment income	(0.78)	(1.26)	(0.98)	(1.02)	(1.18)
Net realized gains	(32.02)	(21.43)	(29.84)	(11.75)	(8.31)
Total distributions	(32.80)	(22.69)	(30.82)	(12.77)	(9.49)

Net asset value, end of year	$231.08	$202.02	$197.40	$248.42	$228.71
Total return[2]	33.42%	14.31%	(7.92)%	14.97%	13.79%

Net assets, end of year (millions)	$894	$896	$1,385	$3,046	$3,273

Ratios to average net assets:
Gross expenses	0.82%	0.81%	0.79%	0.80%	0.81%
Net expenses[3]	0.82 [4]	0.81 [4]	0.79	0.80	0.81
Net investment income	0.29	0.58	0.69	0.50	0.76

Portfolio turnover rate	8%[5]	2%	2%[5]	0%[5,6]	1%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2021 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$204.72	$199.81	$251.11	$231.06	$212.29

Income (loss) from operations:
Net investment income	1.05	1.26	1.64	1.38	1.67
Net realized and unrealized gain (loss)	61.88	26.55	(21.93)	31.65	26.91
Total income (loss) from operations	62.93	27.81	(20.29)	33.03	28.58

Less distributions from:
Net investment income	(0.93)	(1.47)	(1.17)	(1.23)	(1.50)
Net realized gains	(32.02)	(21.43)	(29.84)	(11.75)	(8.31)
Total distributions	(32.95)	(22.90)	(31.01)	(12.98)	(9.81)

Net asset value, end of year	$234.70	$204.72	$199.81	$251.11	$231.06
Total return[2]	33.51%	14.40%	(7.86)%	15.07%	13.90%

Net assets, end of year (millions)	$193	$491	$547	$1,063	$1,614

Ratios to average net assets:
Gross expenses	0.74%	0.73%	0.72%	0.71%	0.71%
Net expenses[3]	0.74 [4]	0.73 [4]	0.72	0.71	0.71
Net investment income	0.48	0.64	0.78	0.59	0.75

Portfolio turnover rate	8%[5]	2%	2%[5]	0%[5,6]	1%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

26	ClearBridge Aggressive Growth Fund 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the

ClearBridge Aggressive Growth Fund 2021 Annual Report	27

Notes to financial statements (cont’d)

Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	ClearBridge Aggressive Growth Fund 2021 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

		ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$7,127,638,064	—	—	$7,127,638,064
Short-Term Investments†	37,648,572	—	—	37,648,572
Total Investments	$7,165,286,636	—	—	$7,165,286,636

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

ClearBridge Aggressive Growth Fund 2021 Annual Report	29

Notes to financial statements (cont’d)

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(51,384,506)	$51,384,506

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset a fee monthly, at an

30	ClearBridge Aggressive Growth Fund 2021 Annual Report

annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.25%, 2.00%, 1.25%, 1.50%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended August 31, 2021, fees waived and/or expenses reimbursed amounted to $660, which included an affiliated money market fund waiver of $446.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

As of August 31, 2021, $395,518 was payable to LMPFA by the Fund for reimbursement of fund operating expenses paid by LMPFA on behalf of the Fund.

Franklin Distributors, LLC (formerly known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended August 31, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$982,762	—
CDSCs	2,931	$7,030

ClearBridge Aggressive Growth Fund 2021 Annual Report	31

Notes to financial statements (cont’d)

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended August 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$566,434,486
Sales	1,818,219,548	*

*	Excludes value of securities delivered as a result of redemptions in-kind totaling $62,204,958 (Note 9).

At August 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$1,965,371,577	$5,228,503,930	$(28,588,871)	$5,199,915,059

4. Derivative instruments and hedging activities

During the year ended August 31, 2021, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended August 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$13,639,290	†	$7,383,190
Class C	2,383,182	†	288,067
Class FI	11,579		8,102
Class R	171,928		75,048
Class I	—		854,855
Class IS	—		77,009
Total	$16,205,979		$8,686,271

†

Amounts shown are exclusive of expense reimbursements. For the year ended August 31, 2021, the service and/or distribution fees reimbursed amounted to $173 and $41 for Class A and Class C shares, respectively.

32	ClearBridge Aggressive Growth Fund 2021 Annual Report

For the year ended August 31, 2021, waivers and/or expense reimbursements by class were as follows:

	Waivers/ Expense Reimbursements
Class A	$512
Class C	58
Class FI	0	*
Class R	2
Class I	60
Class IS	28
Total	$660

*	Amount represents less than $1.

6. Distributions to shareholders by class

	Year Ended August 31, 2021	Year Ended August 31, 2020
Net Investment Income:
Class A	$10,033,112	$24,438,044
Class C	—	—
Class FI	5,799	25,495
Class R	—	43,417
Class I	3,486,843	7,820,180
Class IS	1,474,282	4,172,873
Total	$15,000,036	$36,500,009

Net Realized Gains:
Class A	$847,929,592	$564,486,533
Class C	56,778,874	56,191,951
Class FI	1,050,325	704,972
Class R	5,816,416	5,002,330
Class I	128,220,999	123,998,360
Class IS	44,088,230	55,304,410
Total	$1,083,884,436	$805,688,556

7. Shares of beneficial interest

At August 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

ClearBridge Aggressive Growth Fund 2021 Annual Report	33

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,538,068	$285,241,863	1,717,340	$289,613,355
Shares issued on reinvestment	4,927,026	834,664,375	3,351,753	573,889,203
Shares repurchased	(4,224,410)	(775,735,570)	(4,972,196)	(840,668,731)
Net increase	2,240,684	$344,170,668	96,897	$22,833,827

Class C
Shares sold	67,498	$8,473,478	111,815	$13,850,734
Shares issued on reinvestment	484,040	55,485,480	415,813	51,926,723
Shares repurchased	(1,016,830)	(129,502,650)	(1,560,885)	(197,621,775)
Net decrease	(465,292)	$(65,543,692)	(1,033,257)	$(131,844,318)

Class FI
Shares sold	16,147	$3,159,476	5,959	$1,015,738
Shares issued on reinvestment	6,176	1,056,124	4,235	730,467
Shares repurchased	(22,043)	(3,956,542)	(24,452)	(4,081,747)
Net increase (decrease)	280	$259,058	(14,258)	$(2,335,542)

Class R
Shares sold	35,295	$6,263,610	44,453	$7,168,514
Shares issued on reinvestment	35,053	5,717,561	27,634	4,578,620
Shares repurchased	(118,742)	(21,538,427)	(154,288)	(25,605,816)
Net decrease	(48,394)	$(9,557,256)	(82,201)	$(13,858,682)

Class I
Shares sold	487,491	$104,100,477	753,256	$143,319,975
Shares issued on reinvestment	600,908	118,963,906	599,801	117,057,086
Shares repurchased	(1,653,514)	(351,097,695)	(3,934,217)	(762,535,008)
Net decrease	(565,115)	$(128,033,312)	(2,581,160)	$(502,157,947)

Class IS
Shares sold	171,895	$37,067,599	272,606	$51,774,780
Shares issued on reinvestment	221,464	44,542,832	298,478	59,063,515
Shares repurchased	(1,698,983)	(364,661,779)	(909,862)	(175,208,869)
Shares redeemed in-kind	(273,555)	(62,272,082)	—	—
Net decrease	(1,579,179)	$(345,323,430)	(338,778)	$(64,370,574)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

34	ClearBridge Aggressive Growth Fund 2021 Annual Report

all or some portion of the year ended August 31, 2021. The following transactions were effected in such company for the year ended August 31, 2021.

	Affiliate Value at August 31, 2020	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$2,428,166	$121,874,148	121,874,148	$116,772,600	116,772,600

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at August 31, 2021
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$193	—	$7,529,714

9. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended August 31, 2021, the Fund had redemptions in-kind with total proceeds in the amount of $62,272,082. The net realized gain on these redemptions in-kind amounted to $51,380,476, which was not realized for tax purposes.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended August 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$15,000,036	$36,500,009
Net long-term capital gains	1,083,884,436	805,688,556
Total distributions paid	$1,098,884,472	$842,188,565

As of August 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$4,420
Undistributed long-term capital gains — net	1,073,608,667
Total undistributed earnings	$1,073,613,087
Other book/tax temporary differences(a)	(10,496,421)
Unrealized appreciation (depreciation)(b)	5,199,915,059
Total distributable earnings (loss) — net	$6,263,031,725

ClearBridge Aggressive Growth Fund 2021 Annual Report	35

Notes to financial statements (cont’d)

(a)	Other book/tax temporary differences are attributable to the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between the book and tax cost basis of investments in real estate investment trusts.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

36	ClearBridge Aggressive Growth Fund 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of ClearBridge Aggressive Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Aggressive Growth Fund (one of the funds constituting Legg Mason Partners Investment Trust (prior to September 1, 2021, one of the funds constituting Legg Mason Partners Equity Trust), referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the four years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2017 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 18, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

October 18, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge Aggressive Growth Fund 2021 Annual Report	37

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on June 15, 2021 for shareholders of record as of March 1, 2021 (the “Record Date”) to elect the Board of Trustees of the Trust.

Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective July 1, 2021, the Board is composed of the following Trustees:

Trustee	For	Withheld
Paul R. Ades	34,818,031,380	864,701,681
Andrew L. Breech	34,891,912,353	790,820,707
Althea L. Duersten	34,730,529,034	952,204,027
Stephen R. Gross	34,874,507,049	808,226,012
Susan M. Heilbron	34,856,171,717	826,561,344
Howard J. Johnson	34,814,514,173	868,218,888
Arnold L. Lehman	34,848,857,750	833,875,311
Robin J.W. Masters	34,921,642,190	761,090,871
Jerome H. Miller	34,813,954,150	868,778,910
Ken Miller	34,616,366,023	1,066,367,039
G. Peter O’Brien	34,889,564,576	793,168,485
Thomas F. Schlafly	34,849,538,606	833,194,455
Jane Trust	34,981,181,494	701,551,567

The above Trustees have also been elected to serve as board members of other mutual funds within the Franklin Templeton fund complex.

38	ClearBridge Aggressive Growth Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Aggressive Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Previously, the mutual funds of Legg Mason Global Asset Management Trust were overseen by one group of Trustees, and the mutual funds of Legg Mason Partners Investment Trust and Legg Mason Partners Variable Equity Trust (collectively, the “Funds”) were overseen by a different group of Trustees. A joint proxy statement was mailed to solicit shareholder approval for the election of a single slate of Trustees. Shareholders approved the proposed Trustees during a joint special meeting of shareholders on June 15, 2021. Effective July 1, 2021, the Trustees listed above will oversee all of the Funds.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

ClearBridge Aggressive Growth Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years

Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)

Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years

Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)

Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

40	ClearBridge Aggressive Growth Fund

Independent Trustees† (cont’d)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years

Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years

Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)

Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

ClearBridge Aggressive Growth Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years

Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)

Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 61 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years

Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)

Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

42	ClearBridge Aggressive Growth Fund

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years

Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 133 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)

Number of funds in fund complex overseen by Trustee	131
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years

Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years

Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

ClearBridge Aggressive Growth Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years

Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years

Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years

Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

44	ClearBridge Aggressive Growth Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years

Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years

U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective January 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Aggressive Growth Fund	45

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended August 31, 2021:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends	§	852(b)(3)(C)	$1,083,884,436
Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$55,552,482
Qualified Dividend Income (QDI)	§	854(b)(1)(B)	$76,706,372

46	ClearBridge Aggressive Growth Fund

ClearBridge

Aggressive Growth Fund

Trustees*

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J.W.Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective January 1, 2021, Ms. Duersten became Chair.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Aggressive Growth Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust), a Maryland statutory trust.

ClearBridge Aggressive Growth Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Aggressive Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD0433 10/21 SR21-4253

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2020 and August 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $74,491 in August 31, 2020 and $73,431 in August 31, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in August 31, 2020 and $0 in August 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in August 31, 2020 and $0 in August 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in August 31, 2020 and $0 in August 31, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for August 31, 2020 and August 31, 2021; Tax Fees were 100% and 100% for August 31, 2020 and August 31, 2021; and Other Fees were 100% and 100% for August 31, 2020 and August 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $443,845 in August 31, 2020 and $541,900 in August 31, 2021.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

* During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

** Effective January 1, 2021, Ms. Duersten became Chair.

b)	Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.    CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.     EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:	October 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:	October 22, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci Principal Financial Officer

Date:	October 22, 2021